FIRST EAGLE FUNDS

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Yield Fund
First Eagle Fund of America

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED NOVEMBER 1, 2013

TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2013

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2013. Please review these matters carefully.

Trading Subsidiaries

Each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund has formed and intends to make investments through a dedicated special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of each Fund’s total assets in the Subsidiary. Each Subsidiary is a wholly-owned and controlled subsidiary of the relevant Fund, organized under the laws of the Cayman Islands as an exempted company. The relevant subsidiaries are as follows:

Global Fund – First Eagle Global Cayman Fund, Ltd.

Overseas Fund – First Eagle Overseas Cayman Fund, Ltd.

U.S. Value Fund – First Eagle U.S. Value Cayman Fund, Ltd.

Gold Fund – First Eagle Gold Cayman Fund, Ltd.

Each of the above named Funds is the sole shareholder of the corresponding Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors.

Generally, a Subsidiary will invest primarily in gold bullion and other precious metals and related contracts. A Fund will invest in its Subsidiary in order to gain these exposures within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodity-linked derivatives; however, a Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in derivatives that are applicable to each Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of any Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the relevant Fund.

Tax Status

The following replaces in full the Tax Status section as set out in the March 1, 2013 Statement of Additional Information.

Each Fund has elected and intends to qualify annually as a “regulated investment company” under the Code. In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

Each Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the regulated investment company qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provisions described below, if a sufficient portion of a Fund’s assets were not stock or such securities or if a sufficient portion of a Fund’s gross income were not derived from stock or such securities for any taxable year, that Fund may fail to qualify as a regulated investment company for such taxable year.

If a Fund fails to qualify for taxation as a regulated investment company for any taxable year, the Fund’s income will be taxed at the Fund-level at regular corporate rates. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. Although the Gold Fund did not qualify as a regulated investment company for its fiscal year ended October 31, 2013 due to significant non-qualifying

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income it earned on its investments in gold bullion made outside of the Cayman Subsidiary (as defined below), the Gold Fund believes that it should not incur a material amount of Fund-level federal income tax for such fiscal year because the Fund recognized losses that offset all or substantially all of the Fund’s gross income and realized gains. As already noted, and notwithstanding the Gold Fund’s treatment for its October 31, 2013 fiscal year, each Fund (including the Gold Fund) has elected and intends to qualify annually as a “regulated investment company” under the Code.

If a Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. A Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if a Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. A Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. A Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

For purposes of determining the amount of its investment company taxable income and net capital gains that a Fund has distributed to its shareholders for a taxable year, each Fund may elect to treat certain distributions paid in the following taxable year as having been paid in the earlier taxable year. These distributions are called “spill back” dividends. As noted above, the Gold Fund did not qualify as a regulated investment company for its fiscal year ended October 31, 2013. If it was ultimately determined that this caused the Fund to be ineligible to treat the spill back dividends made during the fiscal year ending October 31, 2013 as having been paid during the fiscal year ending October 31, 2012, the Gold Fund and its shareholders could incur substantial federal income taxes and interest . The Gold Fund believes that its failure to qualify as a regulated investment company for the fiscal year ended October 31, 2013 should not have this result.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Finally, any foreign currency transactions that are not directly related to a Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the Internal Revenue Service (the “IRS”), produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

Each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund invests in certain precious metals and related contracts through a wholly-owned subsidiary (each, a “Cayman Subsidiary”). These Cayman Subsidiaries are First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd. Each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund is a “United States shareholder” with respect to such subsidiary, and the subsidiary is a “controlled foreign corporation” under the Code. As such, each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund is required to include in gross income all of its subsidiary’s “subpart F income,” including net gains from commodities, such as gold bullion. Each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund has obtained a private letter ruling from the IRS that such subpart F income will be considered qualifying income for purposes of the gross income test for qualification as a regulated investment company. The IRS has announced that it will no longer issue private letter rulings regarding the treatment of subpart F income from a wholly-owned foreign subsidiary as qualifying income, pending its consideration of broader guidance. Although the private letter ruling benefiting the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund currently remains in effect, such guidance or future legislation or Treasury regulations could adversely affect the status of the subsidiary’s subpart F income as qualifying income.

Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

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Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from a Fund may be eligible for the reduced tax rates applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to shareholders. To the extent that a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so reported by the Fund in a written statement to shareholders. Any dividends paid by a Fund that are attributable to distributions from real estate investment trusts (“REITs”) will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the reduced tax rates on certain Fund dividends earned by non-corporate shareholders (including individuals). Distributions of net capital gains derived from all sales of portfolio securities by a Fund, if any, reported as capital gains distributions, are generally taxable to individual shareholders at long-term capital gain rates, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction. After the close of each fiscal year, each Fund will designate the portion of its dividends paid to shareholders constituting qualified dividend income, dividends eligible for the corporate dividends-received deduction, and capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Collectible gains, such as gains on gold and silver bullion, held for less than one year, are taxable to a U.S. shareholder as short-term gains. Gains realized on collectibles held for greater than one year currently are subject to a 28% tax rate. Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the “original issue discount”) each year that the securities are held, even though the Fund receives no interest payments corresponding to such income. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the

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imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

A Fund that invests in debt instruments that are at risk of or are in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and income, and whether exchanges or modifications of debt instruments are taxable. These and other issues related to at-risk debt instruments may also affect the amount of income that a Fund is required to distribute to preserve its status as a regulated investment company and to avoid becoming subject to federal income or excise tax.

A Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. A Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by a Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period. Upon the exercise of a put held by a Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.

Certain regulated futures, nonequity option, and foreign currency contracts in which the Funds may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may

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be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized. Generally, the hedging transactions undertaken by the Funds (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.” The tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that a Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If a Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.”

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the

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amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain “appreciated financial positions” if generally the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If a Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as “section 988” gains or

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losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the Fund to a different class of shares in the same Fund. A shareholder’s tax basis in the class of Fund shares acquired will be the same as such shareholder’s basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the date of disposition of the original shares. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the

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Funds’ investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and the Gold Fund, if such Fund is eligible to make the pass-through election described above and such election is in fact made, the source of the electing Fund’s income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by a Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate (i) such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or non-U.S. corporation may be subject to U.S.

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withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

A Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, a Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, a Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

Each Fund may be required to withhold U.S. federal income tax currently at the rate of 28% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

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Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under an applicable tax treaty. However, for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2014, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Fund to a foreign shareholder and reported as such would be eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund’s net short-term capital gains over net long-term capital losses. The Funds do not intend to report interest-related or short-term capital gain dividends. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Since, at the time of an investor’s purchase of a Fund’s shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may economically represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

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The information in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2013. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the Statement of Additional Information entitled “Investment Policies, Techniques and Risks of the Funds” and “Tax Status”.

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